                                   Exhibit 3.

                            ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                       POCAHONTAS BANKSHARES CORPORATION


   Pursuant to the provisions of Section 107, Article 1, Chapter 31 of the Code of West Virginia, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

   FIRST:  The name of the corporation is Pocahontas Bankshares Corporation.

   SECOND: The following Amendment to the Articles of Incorporation was adopted by a majority of the Shareholders of the corporation at a meeting duly held on April 20, 1999 in the manner provided by Section 107, Article 1, Chapter 31 to amend the Articles of Incorporation and purposes of the corporation to reflect the following:

The name of the corporation shall be changed from Pocahontas Bankshares Corporation to First Century Bankshares, Inc.

   THIRD: The number of shares of the corporation outstanding at the time of such adoption was 2,000,000; and the number of shares entitled to vote was 2,000,000.

   FOURTH: The designation and number of outstanding shares of each class entitled to vote, as a class were as follows:

          CLASS                  NUMBER OF SHARES
          -----                  ----------------

          Common                    2,000,000


   FIFTH: The number of shares voted for such amendment was 1,756,869; and the number of shares voted against such amendment was 18,309; the number of shares abstaining was 657; and the number of shares not voting was 224,165.


      DATED as of May 13, 1999
                  ------
                                     POCAHONTAS BANKSHARES CORPORATION
                                        /s/ R. W. Wilkinson
                                     --------------------------------
                                     By:  R. W. Wilkinson
                                     Its:  President


                                       /s/ Charles A. Peters
                                     ----------------------------------
                                     By: Charles A. Peters
                                     Its:  Secretary
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      STATE OF WEST VIRGINIA,
      COUNTY OF Mercer, to wit:
                ------

               I, Brenda S. Davis, a notary public, do hereby certify that on
                  ---------------
      this 13th day of May, 1999, personally appeared before me R. W.
           ----        ---
      Wilkinson, President, who being by me first duly sworn, declared that he is the President of Pocahontas Bankshares Corporation, that he signed the foregoing document as President of the corporation, and that the statements therein contained are true to the best of his knowledge and belief.

                    My Commission Expires:  3/22/2005
                                            ---------
                                               /s/ Brenda S. Davis
                                           ---------------------------------
                                           Notary Public

      [NOTARY SEAL]
      STATE OF WEST VIRGINIA,
      COUNTY OF Mercer, to-wit:

               I, Brenda S. Davis, a notary public, do hereby certify that on
                  ---------------
      this 13th day of May, 1999, personally appeared before me Charles A.
           ----        ---
      Peters, who being by me first duly sworn, declared that he is the Secretary of Pocahontas Bankshares Corporation, that he signed the foregoing document as Secretary of the corporation, and that the statements therein contained are true.

                    My Commission Expires: 3/22/2005
                                           ---------
                                              /s/ Brenda S. Davis
                                           ---------------------------------
                                           Notary Public

      [NOTARY SEAL]

      This Instrument Prepared by:
      Sandra M. Murphy, Attorney at Law
      BOWLES RICE McDAVID GRAFF & LOVE, PLLC
      600 Quarrier Street
      Charleston, WV   25301